UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240. 14a-12

The Williams Companies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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	(4)	Date Filed:

Set forth below are (i) certain excerpted remarks relating to the proposed business combination transaction (the “Merger”) between Williams Companies, Inc. (“Williams”) and Energy Transfer Equity, L.P. (“Energy Transfer”) made during a town hall meeting with Williams employees held on March 10, 2016 and made available for replay on the Williams intranet website beginning on the evening of March 11, 2016 and (ii) slides that accompanied the excerpted remarks made during the town hall meeting and also made available on the Williams intranet website beginning on the evening of March 11, 2016.

Excerpted Remarks during Town Hall Meeting

….

Bill Lawson:

Well, thank you, Alan, and good morning, everyone. So I know we’re all eager to hear about what the proposed merger means for all of us, so I want to provide you with just a brief update today of where we stand. Now, I’m sure you guys have seen this timeline many times before, but I like it because it’s a very simplified visual to describe an extraordinarily complex process. It’s an important slide because it just shows how interdependent each item is on another in order for us to achieve merger close. Now, there’s an important regulatory approval process underway for the transaction, and the merger cannot be completed until all conditions have been satisfied including receipt of all regulatory approvals and a WMB shareholder vote in favor of the transaction during a special WMB shareholder meeting. Now, as many of you know, Energy Transfer has filed the initial preliminary S-4 registration statement with the Securities and Exchange Commission, and they did that on November 24th last year. Recently, this past Monday, they filed another amendment to that S-4, so the next step is for the SEC to perform a review of that document and confirm that they have no further comments, ensuring that the information investors need about the pending merger is included in the S-4 so that those investors may be able to make an informed decision during the shareholder vote. Now, upon confirmation that the S-4 is complete, the SEC would declare it effective, which then, in turn, allows Williams to schedule the shareholder meeting and, ultimately, the shareholder vote.

Now, as you guys know, this has not occurred yet, so that date has not been determined, but the shortest case scenario for a shareholder vote would be at least five weeks following the effective date. So, to put that into perspective, if by chance the SEC were to declare the S-4 effective at the end of this week, and if the meeting was scheduled promptly for five weeks after it, we would anticipate the shareholders would not have an opportunity to vote on the pending merger until about April 20th. Now, on a related issue, I know there have been many questions and certainly a lot of media speculation about whether or not the actual merger would, in fact, happen. What I can tell is that we still anticipate the pending merger to be finalized during the first half of this year, and we are committed to closing the transaction per the agreement executed at the end of September.

….

Rob Hatley:

OK. We know that the board has reaffirmed relative to the merger and the agreement of September 28th, but if the merger didn’t get completed to do the shareholder vote that Bill talked about, does Williams have a plan moving forward without ETE? Would the acquisition of WPZ be back on the table?

Alan Armstrong:

First of all, I would say yes. We certainly are keeping our eye towards making sure that we would know what we would do in a standalone situation, and we certainly continually review that plan. And I would say we’ve got a good, healthy business, and a lot of things that you’ve heard, like the asset sales and things like that, are in anticipation of a continued healthy business. I would tell you that would be required with a merger, without a merger, and so, from my vantage point, a lot of focus on making sure that we are, in a standalone basis, we’d be healthy and thriving and continue to do the very best in the circumstances. As to the WPZ buy-in, very hard to say exactly how that would roll out at this point, just given how unsettled the capital markets are. So that is not something that we would act on immediately, likely, and we would probably review what all our options were on that front. So yes, to answer the question — yes on the standalone plan — very confident in our ability to foresee on that basis, and, as to the WPZ buy-in, we’d have to wait and see what the capital markets would allow.

….

Slides Accompanying Remarks during Town Hall Meeting

Regulatory Approval Process Subject to SEC review & regulatory approval Nov. 24, 2015 September 2015 File proxy WMB First half Prepare proxy / statement / S-4 registration statement Stockholder of 2016: Begin regulatory registration Vote Merger Close approval process statement Oct. 20, 2015 for ulatory (HSR) Approval Integration plan will result in one functional organization at closing

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

Additional Information and Where to Find It

The proposed transaction involving Energy Transfer Equity, L.P. and The Williams Companies, Inc. will be submitted to Williams’ stockholders for their consideration. In connection with the proposed transaction, Energy Transfer Corp LP (“ETC”) has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (which registration statement has not been declared effective by the SEC) that includes a preliminary proxy statement of Williams and a prospectus of ETC. Williams will mail the definitive proxy statement/prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This document is not intended to be, and is not, a substitute for such filings or for any other document that ETC, Energy Transfer or Williams may file with the SEC in connection with the proposed transaction. SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4 FILED ON NOVEMBER 24, 2015 AND ANY SUPPLEMENT OR AMENDMENT THERETO THAT MAY BE FILED, AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. The registration statement, the joint proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed or furnished by ETC, Energy Transfer or Williams with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus from Energy Transfer by going to its investor relations page on its corporate website at http://ir.energytransfer.com and from Williams by going to its investor relations page on its corporate website at http://co.williams.com/investors.

Participants in the Solicitation

Energy Transfer, Williams, their respective directors and certain of their respective executive officers and employees may be deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in respect of the proposed transaction. Information about Energy Transfer’s directors and executive officers is set forth in its annual report on Form 10-K filed with the SEC on February 29, 2016, and information about Williams’ directors and executive officers is set forth in its definitive proxy statement filed with the SEC on April 10, 2015. These documents are available free of charge from the sources indicated above, and from Energy Transfer by going to its investor relations page on its corporate website at http://ir.energytransfer.com and from Williams by going to its investor relations page on its corporate website at http://co.williams.com/investors. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement, the joint proxy statement/prospectus and other relevant materials Energy Transfer and Williams file with the SEC.

Forward-Looking Statements

The reports, filings, and other public announcements of Williams may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” “assumes,” “guidance,” “outlook,” “in service date” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:

•	The status, expected timing and expected outcome of the proposed merger between Williams and Energy Transfer Corp LP (the “ETC Merger”);

•	Statements regarding the proposed ETC Merger;

•	Our beliefs relating to value creation as a result of the proposed ETC Merger;

•	Benefits and synergies of the proposed ETC Merger;

•	Future opportunities for the combined company;

•	Other statements regarding Williams’ and Energy Transfer’s future beliefs, expectations, plans, intentions, financial condition or performance;

•	Expected levels of cash distributions by Williams Partners L.P. (“WPZ”) with respect to general partner interests, incentive distribution rights and limited partner interests;

•	Levels of dividends to Williams stockholders;

•	Future credit ratings of Williams and WPZ;

•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Cash flow from operations or results of operations;

•	Seasonality of certain business components;

•	Natural gas, natural gas liquids, and olefins prices, supply, and demand; and

•	Demand for our services.

Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this document. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:

•	Satisfaction of the conditions to the completion of the proposed ETC Merger, including receipt of the approval of Williams’ stockholders;

•	The timing and likelihood of completion of the proposed ETC Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed merger that could reduce anticipated benefits or cause the parties to abandon the proposed transaction;

•	The possibility that the expected synergies and value creation from the proposed ETC Merger will not be realized or will not be realized within the expected time period;

•	The risk that the businesses of Williams and Energy Transfer will not be integrated successfully;

•	Disruption from the proposed ETC Merger making it more difficult to maintain business and operational relationships;

•	The risk that unexpected costs will be incurred in connection with the proposed ETC Merger;

•	The possibility that the proposed ETC Merger does not close, including due to the failure to satisfy the closing conditions;

•	Whether WPZ will produce sufficient cash flows to provide the level of cash distributions we expect;

•	Whether Williams is able to pay current and expected levels of dividends;

•	Availability of supplies, market demand and volatility of prices;

•	Inflation, interest rates, fluctuation in foreign exchange rates and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on customers and suppliers);

•	The strength and financial resources of our competitors and the effects of competition;

•	Whether we are able to successfully identify, evaluate and execute investment opportunities;

•	Our ability to acquire new businesses and assets and successfully integrate those operations and assets into our existing businesses as well as successfully expand our facilities;

•	Development of alternative energy sources;

•	The impact of operational and developmental hazards and unforeseen interruptions;

•	Costs of, changes in, or the results of laws, government regulations (including safety and environmental regulations), environmental liabilities, litigation, and rate proceedings;

•	Williams’ costs and funding obligations for defined benefit pension plans and other postretirement benefit plans;

•	WPZ’s allocated costs for defined benefit pension plans and other postretirement benefit plans sponsored by its affiliates;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risk of our customers and counterparties;

•	Risks related to financing, including restrictions stemming from debt agreements, future changes in credit ratings as determined by nationally-recognized credit rating agencies and the availability and cost of capital;

•	The amount of cash distributions from and capital requirements of our investments and joint ventures in which we participate;

•	Risks associated with weather and natural phenomena, including climate conditions;

•	Acts of terrorism, including cybersecurity threats and related disruptions; and

•	Additional risks described in our filings with the SEC.

Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.

In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this document. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.

Investors are urged to closely consider the disclosures and risk factors in Williams’ annual report on Form 10-K filed with the SEC on February 26, 2016 available from its offices or from its website at http://co.williams.com/investors, as well as in Energy Transfer’s annual report on Form 10-K filed with the SEC on February 29, 2016, available from its offices or from its website at http://ir.energytransfer.com.

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